Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 6 TO CREDIT AGREEMENT

AMENDMENT NO. 6 TO CREDIT AGREEMENT, dated as of June 12, 2014 (this “Amendment”), to the Credit Agreement dated as of June 19, 2012, as amended by Amendment No. 1 thereto dated as of January 15, 2013, Amendment No. 2 thereto dated as of May 8, 2013, Amendment No. 3 thereto dated as of September 30, 2013, Amendment No. 4 thereto dated as of November 5, 2013, and Amendment No. 5 thereto dated as of December 23, 2013 (the credit agreement, as so amended and as otherwise amended, supplemented and modified from time to time, the “Credit Agreement”) among NGL ENERGY PARTNERS LP, a Delaware limited partnership (“Parent”), NGL ENERGY OPERATING LLC, a Delaware limited liability company (“Borrowers’ Agent”), each subsidiary of the Parent identified as a “Borrower” under the Credit Agreement (together with the Borrowers’ Agent, each, a “Borrower” and collectively, the “Borrowers”), DEUTSCHE BANK AG, NEW YORK BRANCH, as technical agent (in such capacity, together with its successors in such capacity, the “Technical Agent”) and DEUTSCHE BANK TRUST COMPANY AMERICAS (“DBTCA”), as administrative agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Collateral Agent”) and each financial institution identified as a “Lender” or an “Issuing Bank” under the Credit Agreement (each, a “Lender” and together with the Technical Agent, the Administrative Agent and the Collateral Agent, the “Secured Parties”).

RECITALS

WHEREAS, the Borrowers have requested certain amendments to the Credit Agreement; and

WHEREAS, the Lenders have agreed to amend the Credit Agreement solely upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

1.                                      Defined Terms.  Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the respective meanings given to them in the Credit Agreement.

2.                                      Amendment to Section 1.1.  Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Maximum Commitment” in its entirety and inserting in lieu thereof the following new definition:

““Maximum Commitment” means $2,296,000,000”.

3.                                      Amendment to Section 1.1.  Section 1.1 of the Credit Agreement is hereby further amended by adding into Section 1.1 of the Credit Agreement the below term as a new defined term in its appropriate alphabetical order:

““Amendment No. 6 Effective Date” means June 12, 2014.”

4.                                      Amendment to Section 2.4(c) of the Credit Agreement (Increase in Total Commitments).  Clause (D) of the proviso of Section 2.4(c) of the Credit Agreement is hereby amended by deleting such clause in its entirety and inserting in lieu thereof the following:

“(D) the aggregate amount of Facility Increases from the Amendment No. 6 Effective Date until the Termination Date shall not exceed $103,000,000,”

5.                                      Amendment to Schedule 1.1A of the Credit Agreement (Revolving Credit Commitments).  Schedule 1.1A of the Credit Agreement is hereby amended by deleting such Schedule in its entirety and replacing it with the Schedule 1.1A attached hereto as Annex A.

6.                                      Lenders and Commitment Allocations as of Amendment No. 6 Effective Date.

(a)                                 The parties hereto agree that as of the Amendment No. 6 Effective Date, (i) each Lender’s Commitment and the Total Commitments shall be as reflected on Annex A hereto and (ii) (A) each Lender shall make available to the Administrative Agent such amounts in immediately available funds as the Administrative Agent shall determine for the benefit of the other Revolving Lenders as being required in order to cause each Revolving Lender’s portion of the outstanding Loans of all Revolving Lenders under each Facility to equal its Total Commitment Percentage (after giving effect to this Amendment), (B) the Borrowers shall be deemed to have repaid all outstanding Loans of all the Revolving Lenders under each Facility and reborrowed such repaid Loans from each Revolving Lender in amounts consistent with each Lender’s Total Commitment Percentage as of the Amendment No. 6 Effective Date (after giving effect to this Amendment) and (C) the participations in Letters of Credit and Swingline Loans shall be adjusted to reflect changes in the applicable Total Commitment Percentages.  The deemed payments made pursuant to Section 6 in respect of each Eurodollar Loan shall be subject to indemnification by the Borrowers pursuant to the provisions Section 2.13 of the Credit Agreement if the deemed payment occurs other than on an Interest Payment Date; provided, that the Administrative Agent and each Revolving Lender shall cooperate with the Borrowers to reduce and/or eliminate any such indemnification payments to the extent reasonably possible if such cooperation would not subject the Administrative Agent or such Revolving Lender, as applicable, to any unreimbursed cost or expense and would not otherwise be disadvantageous to the Administrative Agent or such Lender.

(b)                                 By execution and delivery of their respective counterparts hereto, the Administrative Agent, the Swingline Lender and each Issuing Bank shall be deemed to have approved as a Lender each Person listed on Annex A hereto as a Lender that was not a Lender prior to the Amendment No. 6 Effective Date.

7.                                      Representations and Warranties; No Default.  To induce the Lenders to enter into this Amendment, each Credit Party that is a party hereto (by delivery of its respective counterpart to this Amendment) hereby (i) represents and warrants to the Administrative Agent and the Lenders that after giving effect to this Amendment, its representations and warranties contained in the Credit Agreement and other Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date); (ii) represents and warrants to the Administrative Agent and the Lenders that in connection with this Amendment and all other documents delivered in connection herewith it (x) has the requisite power and authority to make, deliver and perform the same; (y) has taken all necessary corporate, limited liability company, limited partnership or other action to authorize its execution, delivery and performance of the same, and (z) has duly executed and delivered the same, and (iii) certifies that no Default or Event of Default has occurred and is continuing under the Credit Agreement (both immediately before and after giving effect to this Amendment) or will result from the making of this Amendment.

8.                                      Conditions to Effectiveness.  This Amendment shall become effective upon the first date on which each of the following conditions has been satisfied:

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(a)                                 Amended Loan Documents.  The Administrative Agent shall have received (i) this Amendment executed and delivered by a duly authorized officer of each Credit Party party hereto and duly executed counterparts to this Amendment from (x) the Lenders constituting the Required Lenders and (y) with respect to any Lender increasing its aggregate Commitments pursuant to this Amendment, such Lender, and (ii) the Fourth Amendment to the Intercreditor Agreement, executed and delivered by a duly authorized officer of each party thereto.

(b)                                 Amended Notes.  Each Lender that has requested amended Notes to reflect its revised Commitments under the Credit Agreement, shall have received such requested Notes in form and substance satisfactory to it.

(c)                                  Fees and Expenses.  The Borrowers shall have paid to the Administrative Agent for the account of the Lenders: (i) the amount of any and all reasonable fees, costs and expenses that are for the account of the Borrowers pursuant to Section 10.9 of the Credit Agreement, including all such fees, costs and expenses incurred in connection with this Amendment and (ii) all other fees on the terms and conditions offered by the Borrowers’ Agent in connection with this Amendment.

9.                                      Effectiveness of Commitments and Allocations.  The Commitments and allocations among the Facilities reflected on Exhibit A will be deemed effective as of the Business Day immediately following the Amendment No. 6 Effective Date.

10.                               Limited Effect.  Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.  The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose, except as expressly set forth herein, or a consent to any further or future action on the part of any Credit Party that would require the waiver or consent of the Lenders.  This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

11.                               GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAW OF THE STATE OF NEW YORK.

12.                               Counterparts.  This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart.  Delivery of an executed counterpart hereof by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

13.                               Headings.  Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

14.                               Guarantor Acknowledgement.  Each Guarantor party hereto hereby (i) consents to the modifications to the Credit Agreement contemplated by this Amendment and (ii) acknowledges and agrees that its guaranty pursuant to Section 10.18 of the Credit Agreement is, and shall remain, in full force and effect after giving effect to the Amendment.

15.                               Lender Acknowledgement.  Each undersigned Lender, by its signature hereto, hereby authorizes and directs DBTCA in its capacity as Administrative Agent and as Collateral Agent to execute this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS’ AGENT:

NGL ENERGY OPERATING LLC

By:	/s/ Atanas H. Atanasov
	Name:	Atanas H. Atanasov
	Title:	Chief Financial Officer and Treasurer

GUARANTOR:

NGL ENERGY PARTNERS LP

By:	NGL Energy Holdings LLC,
its general partner

	By:	/s/ Atanas H. Atanasov
	Name:	Atanas H. Atanasov
	Title:	Chief Financial Officer and Treasurer

Signature Page to Amendment No. 6 to Credit Agreement

CREDIT PARTIES:

HICKSGAS, LLC
NGL ENERGY OPERATING LLC
NGL-MA REAL ESTATE, LLC
NGL-MA, LLC
NGL-NE REAL ESTATE, LLC
NGL LIQUIDS, LLC
NGL PROPANE, LLC
NGL SUPPLY WHOLESALE, LLC
NGL SUPPLY TERMINAL COMPANY, LLC
OSTERMAN PROPANE, LLC

By:	/s/ Atanas H. Atanasov
	Name:	Atanas H. Atanasov
	Title:	Chief Financial Officer and Treasurer

Signature Page to Amendment No. 6 to Credit Agreement

CREDIT PARTIES:

ANDREWS OIL BUYERS, INC.
ANTICLINE DISPOSAL, LLC
CENTENNIAL ENERGY, LLC
CENTENNIAL GAS LIQUIDS ULC HIGH SIERRA COMPRESSION, LLC
HIGH SIERRA CRUDE OIL & MARKETING, LLC
HIGH SIERRA ENERGY, LP (BY High Sierra Energy GP, LLC, its general partner)
HIGH SIERRA ENERGY MARKETING, LLC
HIGH SIERRA ENERGY OPERATING, LLC
HIGH SIERRA TRANSPORTATION, LLC
LOTUS OILFIELD SERVICES, L.L.C.
NGL CRUDE LOGISTICS, LLC
NGL CRUDE TRANSPORTATION, LLC
NGL ENERGY HOLDINGS II, LLC
NGL ENERGY LOGISTICS, LLC
NGL CRUDE TERMINALS, LLC
NGL CRUDE CUSHING, LLC
NGL CRUDE PIPELINES, LLC
NGL CRUDE CANADA HOLDINGS, LLC,
NGL MARINE, LLC
NGL SHIPPING AND TRADING, LLC
NGL WATER SOLUTIONS EAGLE FORD, LLC
NGL WATER SOLUTIONS, LLC
NGL WATER SOLUTIONS PERMIAN, LLC
NGL WATER SOLUTIONS DJ, LLC
PETRO SOURCE TERMINALS, LLC

By:	/s/ Atanas H. Atanasov
Name:	Atanas H. Atanasov
Title:	Chief Financial Officer and Treasurer

Signature Page to Amendment No. 6 to Credit Agreement

SECURED PARTIES:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and as Collateral Agent

By:	/s/ Deirdra N. Ross
Name: Deirdra N. Ross
Title: Vice President

By:	/s/ Li Jiang
Name: Li Jiang
Title: Assistant Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Lender, as Swingline Lender, as an Issuing Bank and as Technical Agent

By:	/s/ Chris Chapman
Name: Chris Chapman
Title: Director

By:	/s/ Shai Bandner
Name: Shai Bandner
Title: Vice President

Signature Page to Amendment No. 6 to Credit Agreement

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Jason S. York
Name: Jason S. York
Title: Authorized Signatory

Signature Page to Amendment No. 6 to Credit Agreement

BNP PARIBAS, as a Lender and Issuing Bank

By:	/s/ Keith Cox
Name: Keith Cox
Title: Managing Director

By:	/s/ Christine Dirringer
Name: Christine Dirringer
Title: Managing Director

Signature Page to Amendment No. 6 to Credit Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Lender

By:	/s/ Andrew Oram
Name: Andrew Oram
Title: Managing Director

Signature Page to Amendment No. 6 to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender and Issuing Bank

By:	/s/ Adam Macklin
Name: Adam Macklin
Title: Assistant Vice President

Signature Page to Amendment No. 6 to Credit Agreement

THE ROYAL BANK OF SCOTLAND PLC,
as a Lender

By:	/s/ Sanjay Remond
Name:Sanjay Remond
Title: Authorised Signatory

Signature Page to Amendment No. 6 to Credit Agreement

BMO HARRIS BANK N.A,
as a Lender

By:	/s/ Lauren Lavorato
Name:Lauren Lavorato
Title: Vice President

Signature Page to Amendment No. 6 to Credit Agreement

RAYMOND JAMES BANK, N.A.,
as a Lender

By:	/s/ Scott G. Axelrod
Name:Scott G. Axelrod
Title: Vice President

Signature Page to Amendment No. 6 to Credit Agreement

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

By:	/s/ Casey Lowary
Name:Casey Lowary
Title: Executive Director

Signature Page to Amendment No. 6 to Credit Agreement

BANK OF AMERICA, N.A.,
as a Lender and as an Issuing Bank

By:	/s/ Michael Clayborne
Name:Michael Clayborne
Title: Vice President

Signature Page to Amendment No. 6 to Credit Agreement

SUNTRUST BANK,
as a Lender

By:	/s/ Yann Pirio
Name: Yann Pirio
Title: Managing Director

Signature Page to Amendment No. 6 to Credit Agreement

UBS AG, STAMFORD BRANCH,
as a Lender

By:	/s/ Lana Gifas
Name: Lana Gifas
Title: Director

By:	/s/ Jennifer Anderson
Name: Jennifer Anderson
Title: Associate Director

Signature Page to Amendment No. 6 to Credit Agreement

AMEGY BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Charles Troeger
Name: Charles Troeger
Title: Vice President

Signature Page to Amendment No. 6 to Credit Agreement

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

Signature Page to Amendment No. 6 to Credit Agreement

MACQUARIE BANK LIMITED,
as a Lender

By:	/s/ Andrew McGrath
Name: Andrew McGrath
Title: Executive Director

By:	/s/ Nathan Booker
Name: Nathan Booker
Title: Associate Director; Legal Risk Manager

Signature Page to Amendment No. 6 to Credit Agreement

HSBC BANK USA, NA,
as a Lender

By:	/s/ Brian Myers
Name: Brian Myers
Title: Senior Vice President

Signature Page to Amendment No. 6 to Credit Agreement

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ George E. McKean
Name: George E. McKean
Title: Senior Vice President

Signature Page to Amendment No. 6 to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Andrew Ostrov
Name: Andrew Ostrov
Title: Director

Signature Page to Amendment No. 6 to Credit Agreement

BARCLAYS BANK PLC,
as a Lender

By:	/s/ Vanessa A. Kurbatskiy
Name: Vanessa A. Kurbatskiy
Title: Vice President

Signature Page to Amendment No. 6 to Credit Agreement

EXHIBIT A TO

AMENDMENT NO. 6

SOCIÉTÉ GÉNÉRALE
as a Lender

By:	/s/ Michiel V.M. Van der Voort
Name: Michiel V.M. Van der Voort
Title: Managing Director